Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share
Note 6 Earnings Per Share
Basic earnings per share attributable to U.S. Cellular shareholders is computed by dividing Net income attributable to U.S. Cellular shareholders by the weighted average number of Common Shares outstanding during the period. Diluted earnings per share attributable to U.S. Cellular shareholders is computed by dividing Net income attributable to U.S. Cellular shareholders by the weighted average number of Common Shares outstanding during the period adjusted to include the effects of potentially dilutive securities. Potentially dilutive securities primarily include incremental shares issuable upon the exercise of outstanding stock options and the vesting of performance and restricted stock units.
The amounts used in computing basic and diluted earnings per share attributable to U.S. Cellular shareholders were as follows:

Year Ended December 31,	2019	2018	2017
(Dollars and shares in millions, except per share amounts)
Net income attributable to U.S. Cellular shareholders	$127	$150	$12

Weighted average number of shares used in basic earnings per share	86	86	85
Effects of dilutive securities	2	1	1
Weighted average number of shares used in diluted earnings per share	88	87	86

Basic earnings per share attributable to U.S. Cellular shareholders	$1.47	$1.75	$0.14

Diluted earnings per share attributable to U.S. Cellular shareholders	$1.44	$1.72	$0.14

Certain Common Shares issuable upon the exercise of stock options or vesting of performance and restricted stock units were not included in weighted average diluted shares outstanding for the calculation of Diluted earnings per share attributable to U.S. Cellular shareholders because their effects were antidilutive. The number of such Common Shares excluded was less than 1 million shares, 2 million shares and 3 million shares for 2019, 2018 and 2017, respectively.